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                                                                    EXHIBIT 10.1



                     ORLEANS HOMEBUILDERS, INC. 2004 OMNIBUS

                              STOCK INCENTIVE PLAN

                      AS ADOPTED BY THE BOARD OF DIRECTORS

                        (EFFECTIVE AS OF AUGUST 26, 2004)

         1. Purpose. Orleans Homebuilders, Inc., a Delaware corporation (the "Company"), hereby adopts the Orleans Homebuilders, Inc. 2004 Omnibus Stock Incentive Plan (the "Plan"), which is intended to replace all other stock option and award plans of the Company (other than the Orleans Homebuilders, Inc. Stock Award Plan), which plans shall be, as of the date the Plan is approved by the Company's shareholders, deemed to have been amended and restated and incorporated into the Plan, as set forth herein, so that outstanding grants made under any such prior plan, if forfeited, shall result in the shares that were subject to such grants being again available for grants under the Plan, as provided pursuant to Section 6, below. The Plan is intended to recognize the contributions made to the Company by employees (including employees who are members of the Board of Directors) of the Company or any Affiliate (as defined herein), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend. Through the Plan, the Company will provide such persons with an opportunity to acquire or increase their proprietary interest in the Company, and to align their interest with the interests of shareholders, through receipt of rights to acquire the Company's Common Stock, par value $0.10 per share (the "Common Stock") and through the transfer or issuance of Common Stock or other Awards (as defined herein). In addition, the Plan is intended as an additional incentive to directors of the Company or of any Affiliate who are not employees of the Company or an Affiliate to serve on the Board of Directors of the Company or on the boards of directors (or any similar governing body) of an Affiliate and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock. Furthermore, the Plan may be used to encourage consultants and advisors of the Company to further the success of the Company.

         2. Definitions. Unless the context clearly indicates otherwise, the following capitalized terms when used in the Plan shall have the following meanings:

         (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code, of any successor provision, and, for purposes of Grants other than ISOs, any corporation, partnership, joint venture or other entity in which the Company, directly or indirectly, has an equity interest and which the Committee determines should be treated as an Affiliate for purposes of the Plan.

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         (b) "Award" shall mean a transfer of Common Stock made pursuant to the terms of the Plan subject to such terms, benefits or restrictions as the Committee shall specify in the Grant Document.

         (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (d) "Capitalization Adjustment" means the adjustment to the number or class of shares subject to any Grant and the Option Price, exercise price, purchase price or other payment or deemed payment required in connection with any Grant, as permitted to be made pursuant to the provisions of Section 13 of the Plan.

         (e) "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following dates:

                  (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; or

                  (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company; or

                  (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the voting power of the surviving corporation's voting securities immediately after the merger or consolidation, which voting securities are to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation; or

                  (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (other than
         (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (B) Jeffrey P. Orleans or family members of Jeffrey P. Orleans (all such persons being referred to as "Orleans Family Members"), (C) any entity a majority of the equity in which is owned by Orleans Family Members), or (D) any trust as to which a majority of the beneficiaries are Orleans Family Members), shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Company's Common Stock.

         (f) "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

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         (g) "Committee" shall have the meaning set forth in Section 3 of the
Plan.

         (h) "Covered Employee" means any Employee who is treated as a "covered employee" for purposes of Code Section 162(m).

         (i) "Disability" means a condition of a Grantee that constitutes a "disability" as that term is defined in Section 22(e)(3) of the Code.

         (j) "Employee" means an employee of the Company or an Affiliate.

         (k) "Fair Market Value" means, with respect to a share of the Common
Stock:

                  (i) if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the closing price thereof on the relevant date; or

                  (ii) if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ; or

                  (iii) if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

Provided, however, that if the Common Stock is not traded in a public market, the Fair Market Value of a share shall be as determined in good faith by the Committee, taking into account all relevant facts and circumstances.

         (l) "Fiscal Year Grant Limitation" means the limitation on the number of shares of Common Stock that may be subject to Grants made to any one person during any one fiscal year of the Company, which limitation shall be 50,000 shares, subject to a permitted Capitalization Adjustment.

         (m) "Grant" shall mean any Option, Award or SAR granted under the Plan.

         (n) "Grantee" shall mean a person to whom an Option, Award or SAR has been granted pursuant to the Plan.

         (o) "Grant Document" shall mean the document provided to a Grantee by the Company describing and establishing the terms of any Grant made pursuant to the Plan.

         (p) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

         (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

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         (r) "Non-Employee Director" shall mean a member of the Board who is a
"non-employee director" as that term is defined in paragraph (b)(3) of Rule 16b-3 (as defined herein) and an "outside director" as that term is defined in Treasury Regulations Section 1.162-27 promulgated under the Code.

         (s) "Non-Employee Director Committee" means a committee designated by the Board to act as the Committee with respect to the Plan that consists solely of two or more Non-Employee Directors.

         (t) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an ISO. The term Non-qualified Stock Option shall also be applicable to any portion of an option that does not qualify for treatment as an ISO.

         (u) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

         (v) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as set forth in the Grant Document.

         (w) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

         (x) "SAR" means a stock appreciation right granted under the Plan, as defined in Section 11 hereof.

         (y) "Section 16 Officers" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Exchange Act or any successor rule, and who is subject to the reporting requirements under Section 16 of the Exchange Act with respect to the Company's Common Stock.

         (z) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations issued pursuant to that statute or any successor statute.

         (aa) "Shares" means the shares of Common Stock (including hypothetical shares of Common Stock referenced under the terms of a Grant Document applicable to an SAR) which are subject to any Grant made under the Plan.

         3. Administration of the Plan. The Board may administer the Plan and/or it may, in its discretion, designate a committee or committees composed of two or more of directors to operate and administer the Plan with respect to all or a designated portion of the participants. To the extent that the Committee is empowered to grant options to Section 16 Officers or persons whose compensation might have limits on deductibility under Code Section 162(m), the Board may, at its discretion, appoint a separate Non-Employee Director to administer the Plan with respect to those persons. Any such committee designated by the Board, and the Board itself in its administrative capacity with respect to the Plan, is referred to as the "Committee."

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         (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. The Committee may take action only upon the agreement of a majority of the whole Committee. Any action which the Committee shall take through a written instrument signed by all its members shall be as effective as though it had been taken at a meeting duly called and held.

         (b) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or making any Grants under the Plan, provided that this Subsection 3(b) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders,
(ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

         (c) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled, without further act on the member's part, to indemnity from the Company and limitation of liability to the fullest extent provided by applicable law and by the Company's Articles of Incorporation and/or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the issuance of any Grant thereunder in which the member may be involved by reason of the member being or having been a member of the Committee, whether or not the member continues to be such member of the Committee at the time of the action, suit or proceeding.

         (d) Interpretation and Authority of the Committee. The Committee shall have the power and authority to (i) interpret the Plan, (ii) adopt, amend and revoke policies, rules and/or regulations for its administration that are not inconsistent with the express terms of the Plan, and (iii) waive requirements relating to formalities or other matters that do not either modify the substance of the rights intended to be granted by means of Grants made under the Plan or constitute a material amendment for any purpose under the Code. In addition, the Committee shall, subject to any specific provisions or limitations applicable under the Plan, have the authority to make such adjustments to the terms and conditions of any Grants made under the Plan in order to take into account any facts and circumstances that influence the effectiveness of the Plan as a method of providing appropriate current performance incentives for recipients of Grants, including, but not limited to, any facts and circumstances related to levels of compensation and bonuses paid by other similarly situated employers, and current needs of the Company to encourage the retention of valued Employees and to reward high levels of performance by such Employees. Any such actions by the Committee shall be final, binding and conclusive on all parties in interest.

         4. Grants of Options under the Plan. Grants of Options under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

         5. Eligibility. All Employees, members of the Board, members of the boards of directors (or any similar governing body) of any Affiliate and consultants and advisors to the Company or any Affiliate shall be eligible to receive Grants hereunder. Consultants and advisors shall be eligible only if they render bona fide services to the Company unrelated to the offer or sale of securities. The Committee, in its sole discretion, shall determine whether an individual qualifies as an Employee.

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         6. Shares Subject to Plan. The aggregate maximum number of Shares as to which Grants may be issued pursuant to the Plan is 50,000 (subject to a permitted Capitalization Adjustment). The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If a Grant terminates or expires without having been fully exercised for any reason or has been conveyed back to the Company pursuant to the terms of a Grant Document, the Shares as to which the Grant was not exercised or the Shares that were conveyed back to the Company shall again be available for issuance pursuant to the terms of one or more Grants pursuant to the Plan.

         7. Fiscal Year Grant Limitation. Notwithstanding anything herein to the contrary, no Grantee shall be issued Grants during any one fiscal year of the Company for shares of Common Stock in excess of the Fiscal Year Grant Limitation.

         8. Term of the Plan. The Plan is effective as of August 26, 2004, the date on which it was adopted by the Board, subject to the approval of the Plan within one year after such date by the shareholders in the manner required by state law. If the Plan is not so approved by the shareholders, all Grants issued under the Plan shall be null and void. No Grants may be issued under the Plan on or after August 26, 2014.

         9. Options. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Grant Documents in such form as the Committee shall approve from time to time, which Grant Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall require from time to time which are not inconsistent with the terms of the Plan. No ISO shall be granted to any person who does not qualify as an employee of the Company or an Affiliate within the meaning of Code Section 422.

         (a) Number of Option Shares. Each Grant Document shall state the number of Shares to which it pertains. A Grantee may receive more than one Option, which may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything herein to the contrary, no Grantee shall be granted Options during any one fiscal year of the Company for more than the Fiscal Year Grant Limitation.

         (b) Option Price. Each Grant Document shall state the Option Price, which, for a Non-qualified Stock Option, shall, unless otherwise specified in the Grant Document, be the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall in all cases be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 9(b); and provided, further, that if an ISO is granted to a Grantee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then, to the extent required by Section 424(d) of the Code, the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted.

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         (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and, unless arrangements satisfactory to the Company have been made for payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board, receipt of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act, shall contain the Grantee's acknowledgment, in form and substance satisfactory to the Company, that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the Grantee has been advised and understands that (A) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Grantee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and
(iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Grant Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending registration under federal or state securities laws, the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

         (d) Medium of Payment. Subject to the terms of the applicable Grant Document, a Grantee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board. The Grantee may also exercise the Option in any other manner as is approved by the Committee or as specifically provided for in the applicable Grant Document. Furthermore, the Committee may provide in a Grant Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Grantee. If payment is made in whole or in part in shares of the Company's Common Stock, then the Grantee shall deliver to the Company certificates registered in the name of such Grantee representing the shares owned by such Grantee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Grantee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate or certificates issued to the Grantee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

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         (e) Termination of Options.

                  (i) No Option shall be exercisable after the first to occur of the following:

                           A. Expiration of the Option term specified in the
Grant Document, which, in the case of an ISO, shall not occur after (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant if the Grantee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                           B. Except to the extent otherwise provided in a
Grantee's Grant Document, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Grantee, that the Grantee has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Grantee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                           C. The date, if any, set by the Committee as an
accelerated expiration date in the event of the liquidation or dissolution of the Company;

                           D. The occurrence of such other event or events as
may be set forth in this Plan or the Grant Document as causing an accelerated expiration of the Option; or

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                           E. Except as otherwise set forth in the Grant
Document and subject to the foregoing provisions of this Subsection 9(e)(i), the applicable date set forth below in connection with the Grantee's termination of employment or service with the Company or any Affiliate. For these purposes the applicable date is: (1) where the Grantee resigns from his or her employment or service with the Company or any Affiliate without such resignation having been solicited by the Company or the Affiliate, as the case may be, the date of such resignation; (2) where the Grantee's termination of employment or service with the Company or any Affiliate is due to the Grantee's death or Disability, the date that is one hundred eighty (180) days following such termination; (3) where the Grantee's termination of employment or service with the Company or any Affiliate is due to the Grantee's retirement, the second anniversary of such termination; (4) where the Grantee is a member of the Board or of any board of directors (or similar governing body) of an Affiliate and is not an Employee and such Grantee's service is terminated for any reason other than Disability or death, 90 days following the date of such termination of service; and (5) in all other cases, 30 days after the Grantee's termination of employment or service with the Company or any Affiliate. The only Options that may be exercised subsequent to the Grantee's termination of employment or service with the Company or an Affiliate are those Options which were exercisable on the last date of such employment or service and not Options which, if the Grantee were still employed or rendering service during such post termination period, would become exercisable, unless the Grant Document specifically provides to the contrary or the Committee otherwise approves. The terms of an executive severance agreement or other agreement between the Company and a Grantee, approved by the Committee or the Board, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 9(e)(i) shall be deemed to be Option terms approved by the Committee and consented to by the Grantee.

                           (ii) Notwithstanding the foregoing, the Committee may
extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Grant Document; provided, however, that any change pursuant to this Subsection 9(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Grantee.

                           (iii) Notwithstanding anything to the contrary
contained in the Plan or a Grant Document, an ISO shall be treated as a Non-qualified Stock Option to the extent such ISO is exercised at any time after the expiration of the time period permitted under the Code for the exercise of an ISO.

         (f) Transfers. Except as otherwise provided in this Subsection 9(f), no Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution, and, during the lifetime of the person to whom an Option is granted, such Option may be exercised only by the Grantee. Notwithstanding the foregoing, an Option, other than an ISO, shall be transferable pursuant to a "domestic relations order" as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and also shall be transferable, without payment of consideration, to (a) immediate family members of the holder (i.e., spouse or former spouse, parents, issue, including adopted and "step" issue, or siblings),
(b) trusts for the benefit of immediate family members, and (c) partnerships whose only partners are such family members, and (d) to any transferee permitted by a rule adopted by the Committee or approved by the Committee in an individual case. Any transferee will be subject to all of the conditions set forth in the Option prior to its transfer.

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         (g) Limitation on ISO Grants. To the extent that the aggregate Fair
Market Value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which ISOs under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Grantee during any calendar year exceeds $100,000, such ISOs shall, to the extent of such excess, be treated as Non-qualified Stock Options.

         (h) Other Provisions. Subject to the provisions of the Plan, the Grant Documents shall contain such other provisions, including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee deems advisable.

         10. Change of Control. In the event of a Change of Control, Options and SARs granted pursuant to the Plan shall become immediately exercisable in full, and all Awards shall become fully vested, but only if such vesting is specified in the applicable Grant Document. In addition, the Committee may take whatever action it deems necessary or desirable with respect to outstanding Grants, including, without limitation, with respect to Options and SARs, accelerating the expiration or termination date in the applicable Grant Document to a date no earlier than thirty (30) days after notice of such acceleration is given to the Grantees; provided, however, that such accelerated expiration date may not be earlier than the date as of which the Grant has become fully vested and exercisable.

         11. Stock Appreciation Rights (SARs).

         (a) General. Subject to the terms and conditions of the Plan, the Committee may, in its sole and absolute discretion, grant a right (which right shall be referred to as an "SAR"), which may or may not be granted in conjunction with an Option, which right shall entitle the Grantee to receive a payment upon exercise equal to the excess of the Fair Market Value of a specified number of Shares, determined as of the date the SAR is exercised, over the "purchase price" specified in the Grant Document applicable to the SAR. The SAR may be exercisable in whole or in part, and at such times and under such circumstances as are set forth in the Grant Document applicable to the SAR. In the event an SAR is granted in conjunction with an Option, the exercise of the SAR shall result in a cancellation of the Option to the same extent as the SAR is exercised, and the exercise of the Option shall result in a cancellation of the SAR to the same extent as the Option is exercised, and the terms and conditions, including the number of Shares subject to the SAR, the "purchase price" and the times and circumstances in which the SAR may be exercised, shall be the same as are applicable to the Option. Except as may otherwise be provided in a Grant Document, such payment may be made, as determined by the Committee in accordance with Subsection 12(c) below and set forth in the applicable Grant Document, either in Shares or in cash or in any combination thereof. For purposes of the annual and aggregate limitations on shares of Common Stock that may be subject to Grants under the Plan, the grant of an SAR not in conjunction with an Option shall be treated as though such SAR constituted an Option.



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         (b) Grant. Each SAR shall relate either to a specific Option granted under the Plan or to a hypothetical Option that could have been granted under the Plan. Where an SAR is granted in conjunction with an Option granted under the Plan, the Grant Document applicable to the Option shall include provisions indicating the SAR rights. Where an SAR is granted independent of an Option granted under the Plan, the Grant Document applicable to such SAR shall indicate the relevant terms and conditions applicable to the SAR, including, but not limited to, the number of hypothetical Shares subject to the terms of the SAR, the "purchase price" to be taken into account upon exercise of the SAR, and such other terms and conditions as would be permitted or as are required with respect to the grant of an Option under the Plan. SARs shall be exercisable at such times and under such terms and conditions as the Committee, in its sole and absolute discretion, shall determine; provided, however, that an SAR that is granted concurrent with an Option shall be exercisable only at such times and by such individuals as the related Option may be exercised under the Plan and the Grant Document.

         (c) Payment. The Committee shall have sole discretion to determine whether payment in respect of SARs exercised by any Grantee shall be made in shares of Common Stock, or in cash, or in a combination thereof. If payment is made in Common Stock, the number of shares which shall be issued pursuant to the exercise of SARs shall be determined by dividing the amount of the payment provided for in Section 11(a) above by the Fair Market Value of a share of Common Stock on the exercise date of the SARs. No fractional share of Common Stock shall be issued on exercise of an SAR; cash may be paid by the Company to the person exercising an SAR in lieu of any such fractional share, if the Committee so determines. If payment on exercise of an SAR is to be made in cash, the person exercising the SAR shall receive such cash payment as soon as practicable following the date of exercise.

         12. Terms and Conditions of Awards. Awards granted pursuant to the Plan shall be evidenced by written Grant Documents in such form as the Committee shall from time to time approve, which Grant Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions which the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

         (a) Number of Shares. Each Grant Document shall state the number of Shares or other units or rights to which it pertains.

         (b) Purchase Price. Each Grant Document shall specify the purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Grantee shall be required to make payment on or before the payment date specified in the Grant Document. A Grantee shall make payment (i) in cash,
(ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

         (c) Grant. In the case of an Award which provides for a grant of Shares without any payment by the Grantee, the grant shall take place on the date specified in the Grant Document. In the case of an Award which provides for a payment, the grant shall take place on the date the initial payment is delivered to the Company, unless the Committee or the Grant Document otherwise specifies. Stock certificates evidencing Shares granted pursuant to an Award shall be issued in the sole name of the Grantee. Notwithstanding the foregoing, as a precondition to a grant, the Company may require an acknowledgment by the Grantee as required with respect to Options under Subsection 9(c).

         (d) Conditions. The Committee may specify in a Grant Document any conditions under which the Grantee of that Award shall be required to convey to the Company the Shares covered by the Award. Upon the occurrence of any such specified condition, the Grantee shall forthwith surrender and deliver to the Company the certificates evidencing such Shares as well as completely executed instruments of conveyance. The Committee, in its discretion, may provide that certificates for Shares transferred pursuant to an Award be held in escrow by the Company or its designee until such time as each and every condition has lapsed and that the Grantee be required, as a condition of the Award, to deliver to such escrow agent or the Company officer stock transfer powers covering the Shares subject to the Award duly endorsed by the Grantee. Unless otherwise provided in the Grant Document or determined by the Committee, dividends and other distributions made on Shares held in escrow shall be deposited in escrow, and held in escrow until such time as the Shares on which the distributions were made are released from escrow. Stock certificates evidencing Shares subject to conditions shall bear a legend to the effect that the Shares evidenced thereby are subject to repurchase by, or conveyance to, the Company in accordance with the terms applicable to such Shares under an Award made pursuant to the Plan, and that the Shares may not be sold or otherwise transferred.

         (e) Lapse of Conditions. Upon termination or lapse of all forfeiture conditions, the Company shall cause certificates without the legend referring to the Company's repurchase or acquisition right (but with any other legends that may be appropriate) evidencing the Shares covered by the Award to be issued to the Grantee upon the Grantee's surrender to the Company of the legended certificates held by the Grantee.

         (f) Rights as Shareholder. Upon payment of the purchase price, if any, for Shares covered by an Award and compliance with the acknowledgment requirement of Subsection 9(c), the Grantee shall have all of the rights of a shareholder with respect to the Shares covered thereby, including the right to vote the Shares and (subject to the provisions of Subsection 12(d)) to receive all dividends and other distributions paid or made with respect thereto, except to the extent otherwise provided by the Committee or in the Grant Document.

         13. Adjustments on Changes in Capitalization.

         (a) Capitalization Adjustments. In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) or dividends payable in shares of Common Stock, a Capitalization Adjustment may be made by the Committee as it deems appropriate in the aggregate number and/or class of shares available under the Plan, in the number of shares, class of shares and price per share subject to outstanding Grants and to any limitations on grants set forth in the Plan and stated in terms of numbers of Shares. Unless the Committee makes other provisions for the equitable settlement of outstanding Grants, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, a Grantee shall at the time of issuance of the stock under such corporate event be entitled to receive, with respect to or upon the exercise of his or her Grant, as the case may be, the same number and kind of shares of stock or the same amount of property, cash or securities as the Grantee would have been entitled to receive upon the occurrence of any such corporate event as if the Grantee had been, immediately prior to such event, the holder of the number of shares covered by his or her Grant; provided, however, that with respect to an SAR, the Grantee shall only be entitled to receive payment in the form of property other than cash to the extent such settlement of the SAR is provided for in the applicable Grant Document.

         (b) Fractional Shares. Any adjustment under this Section 13 in the number of Shares subject to Grants shall apply proportionately to only the unexercised portion of any Option or SAR granted hereunder. If a fraction of a Share would result from any such adjustment, the fraction shall be eliminated, unless the Committee otherwise determines.

         (c) Committee Authority. The Committee shall have authority to determine the Capitalization Adjustments to be made under this Section, which may include both adjustments to the number of shares and class of the Company stock to be issued in connection with or on the exercise of Grants, all Plan grant limitations stated in terms of numbers of Shares, and any such determination by the Committee shall be final, binding and conclusive.

         14. Amendments and Termination of Plan.

         (a) Amendment to and Termination of Plan. The Board may amend the Plan from time to time in such manner as it may deem advisable or may terminate the Plan, at its discretion. Nevertheless, the Board may not change the class of persons eligible to receive an ISO or increase the maximum number of Shares as to which Grants may be issued under the Plan, or to any individual under the Plan in any year, without obtaining approval, within twelve months before or after such action, by the shareholders in the manner required by state law. No amendment to or termination of the Plan shall adversely affect any outstanding Grant, however, without the consent of the Grantee.

         (b) Amendment to Grant Documents. Subject to the provisions of the Plan, the Committee shall have the right to amend any Grant Document issued to a Grantee, subject to the Grantee's consent, if such amendment is not favorable to the Grantee or if such amendment has the effect of changing an ISO to a Non-qualified Stock Option; provided, however, that the consent of the Grantee shall not be required for any amendment made pursuant to Subsection 9(e)(i)(C) or Section 10 of the Plan, as applicable.

         15. No Commitment to Retain. The making of a Grant pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee as an employee, director, consultant or advisor of the Company or any Affiliate, or in any other capacity.

         16. Withholding of Taxes. In connection with any event relating to any Grant under the Plan, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificates for such Shares, or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities, including, without limitation, withholding any Shares, funds or other property otherwise due to the Grantee. The Company's obligations under the Plan shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

                           ORLEANS HOMEBUILDERS, INC.

                             INCENTIVE STOCK OPTION

         THIS INCENTIVE STOCK OPTION (the "Option") is granted this ________ day of _______, 20__ by Orleans Homebuilders, Inc., a Delaware corporation (the "Company"), to _________________ (the "Optionee") pursuant to the Orleans Homebuilders, Inc. 2004 Omnibus Stock Incentive Plan (the "Plan"). All capitalized terms used herein shall have the same meaning as set forth in the Plan except as otherwise specifically provided or as may be required by context. This Option is subject in all regards to the terms, conditions and limitations set forth in the Plan.

                              W I T N E S S E T H:

         Grant. The Company hereby grants to the Optionee an Option to purchase on the terms and conditions hereinafter set forth all or any part of an aggregate of ___________ Shares (the "Option Shares") at the purchase price of $________ per Share (the "Option Price"). This Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         Term.

                  General Rule. This Option shall become vested and exercisable pursuant to the schedule set forth below, and shall terminate in all events at 5:00 p.m. local Philadelphia, Pennsylvania time ten years from the date hereof, unless sooner terminated under applicable provisions of the Plan.

--------------------------------------------------------------------------------
Vesting Date                            Number of Shares Vested and Exercisable
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Any installment may be exercised in whole or in part, except that this Option may in no event be exercised with respect to fractional shares.

                  Termination of Employment. In the event this Option continues to be exercisable for any period after the Optionee's termination of employment pursuant to applicable provisions of the Plan, this Option shall be exercisable during such period only with respect to the number of Shares as to which the Option was exercisable immediately prior to the date the Optionee's termination of employment or service occurred even though the Option would have become vested and exercisable with respect to additional Shares had the Optionee remained employed by the Company during such period.

         Transfers. This Option is not transferable by the Optionee otherwise than by will or pursuant to the laws of descent and distribution in the event of the Optionee's death (in which event the Option may be exercised by the heirs or legal representatives of the Optionee). The Option may be exercised during the lifetime of the Optionee only by the Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option other than as expressly permitted in this Section 3 shall be null and void and without effect. Any exercise of the Option by a person other than the Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

         Exercise. This Option shall be deemed to have been exercised on receipt by the Company from the Optionee of written notice of exercise and receipt of payment in full of the Option Price for the Shares to be purchased (either in cash or by such other means as is acceptable to the Committee). Each notice of exercise shall specify the number of Shares to be purchased and, unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act, shall contain the Optionee's acknowledgment that (i) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Securities Act), (ii) the Grantee has been advised and understands that (A) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act and are subject to restrictions on transfer, and (B) the Company is under no obligation to register the Shares under the Securities Act or to take any action which would make available to the Grantee any exemption from such registration, (iii) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and
(iv) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Grant Documents may be endorsed on the certificates. Under the terms of the Plan, and notwithstanding the foregoing, the Company is permitted to delay issuance of Shares pending registration under federal or state securities laws, the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares.

         Medium of Payment. Payment of the Option Price may be made (i) in cash,
(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may, from time to time, approve, including payment through a broker in accordance with procedures permitted by rules or regulations of the Federal Reserve Board or payment in shares of the Company's Common Stock held by the Grantee for more than six months by means of delivery to the Company of certificates registered in the name of the Optionee representing shares owned by the Optionee, subject in each case to such conditions, limitations and prohibitions as the Committee may impose from time to time.

         Plan Provisions; Administration. This Option has been granted pursuant to and is subject to the terms and provisions of the Plan. All questions of interpretation and application of the Plan and this Option shall be determined by the Committee. The Committee's determination shall be final, binding and conclusive.

         Notices. Any notice to be given to the Company shall be in writing and shall be addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to the Optionee shall be addressed to the Optionee at the address then appearing on the personnel records of the Company or the Affiliate of the Company by which he or she is employed, or at such other address as either party hereafter may designate in writing to the other. Except as otherwise set forth herein, any such notice shall be deemed to have been duly given, made and received only when personally delivered, or on the day delivery is guaranteed when transmitted, addressed as aforesaid, to a third party company or governmental entity provided delivery services in the ordinary course of business, or two days following the day when deposited in the United States mails, by registered or certified mail, postage prepaid, return receipt requested, addressed as aforesaid. Notwithstanding the foregoing, any notice of exercise pursuant to Section 4 shall be deemed to have been duly given, made or received only upon actual receipt by, or upon tender of delivery to, the addressee of such notice.

         No Commitment to Retain. Nothing herein contained shall affect the right of the Company or any Affiliate to terminate the Optionee's employment, services, responsibilities, duties, or authority to represent the Company or any Affiliate at any time for any reason whatsoever.

         Amendment. The Committee shall have the right to amend this Option, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 9(e)(i)(C) or Section 10 of the Plan.

         Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Option Shares in connection with the exercise of this Option, the Company shall have the right to (a) require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities.

         Notification of Company Upon Early Disposition of Option Shares. If, following the exercise of this Option in whole or in part, the Optionee disposes of any Option Shares within two years from the date of grant of this Option or within one year after the transfer of the Option Shares to the Optionee, the Optionee shall give notice in writing to the Committee of such disposition and shall provide the Committee with such other information as the Committee may reasonably request.

         Shareholder Approval. The Option is subject to the approval of the Orleans Homebuilders, Inc. 2004 Omnibus Stock Incentive Plan by the Company's shareholders on or before June 29, 2005 and, if such approval is not obtained within such time, the Option shall expire and become null and void at 11:59 p.m. local Philadelphia, Pennsylvania time on June 29, 2005.

         IN WITNESS WHEREOF, the Company has granted this Option on the day and year first above written.

                                              ORLEANS HOMEBUILDERS, INC.


                                              By:____________________________


                                              ACKNOWLEDGED:


                                              _______________________________
                                              Optionee